Subsequent events	12 Months Ended
Mar. 29, 2020
Disclosure of events after reporting period [Abstract]
Subsequent events
Subsequent events
Letter of guarantee facility
On April 14, 2020, Canada Goose Inc. entered into a letter of guarantee facility in the amount of $10.0. Letters of guarantee are available for terms of up to twelve months. Amounts issued on the facility will be used to finance working capital requirements through letters of guarantee, standby letters of credit, performance bonds, counter guarantees, counter standby letters of credit, or similar credits.
Restructuring
On May 20, 2020, the Company underwent a reorganization to address the impact of the COVID-19 pandemic, resulting in the lay-off of 125 employees or approximately 2.5% of its workforce.
Amendments to the revolving facility
On May 26, 2020, the Company entered into a further amendment to the revolving facility to increase its ability to borrow against the borrowing base by up to $50.0. The amended revolving facility consists of the existing revolving facility with a reduced commitment in the amount of $417.5 with a seasonal increase of up to $467.5 during the peak season (June 1 - November 30), and a first-in, last-out (“FILO”) revolving facility in the amount of $50.0. Borrowings under the existing revolving facility were transferred to the FILO revolving facility on the transaction date and future amounts will be drawn in priority of the FILO revolving facility. Amounts drawn on the FILO revolving facility are subject to an interest rate charge that is 2.00% higher than the existing revolving facility. The FILO revolving facility matures on May 25, 2021 and upon maturity, the credit commitments on the existing revolving facility will be restored.